FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     This First Amendment to the Credit Agreement (the "Amendment") is entered into as of the 14th day of May, 1998, by and among GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals ("Borrower"), THE FIFTH THIRD BANK, an Ohio banking corporation ("Fifth Third"), PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association ("PNC") and NORWEST LOAN PARTNERS, a division of Norwest Bank Minnesota N.A., ("Norwest") as lenders (collectively, the "Banks" and each a "Bank"), and THE FIFTH THIRD BANK, in its capacity as Agent for the Banks (the "Agent").

     WHEREAS, Banks, Borrower and Agent entered into that certain Credit Agreement, dated as of September 29, 1997 (the "Agreement");

     WHEREAS, in connection with the transactions contemplated by the Agreement, Borrower executed and delivered to Banks the following additional loan documents, each dated September 29, 1997: (a) a Revolving Note in the original principal amount of $20,000,000 executed by Borrower and made payable to Fifth Third (the "Fifth Third Revolving Note") and (b) a Revolving Note in the original principal amount of $10,000,000, executed by Borrower and made payable to PNC (the "PNC Revolving Note") (the Agreement and all of the foregoing documents and all other loan documents executed in connection with the loan evidenced by the Agreement will be collectively referred to herein as the "Loan Documents")

     WHEREAS, Borrower and Banks wish to include Norwest Loan Partners as an additional Bank under the terms of the Agreement and from the date hereof, each reference to Banks in the Agreement shall also include Norwest Loan Partners;

     WHEREAS, Borrower and Banks desire to amend the Agreement, to increase the principal amount of the PNC Revolving Note and to evidence the Revolving Note of Norwest in the principal amount of $10,000,000, subject to the terms and conditions set forth herein;

     NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1. Amendments.

     (a) Section 2, Subsections 2.1(a), (b) and (e) of the Agreement are hereby amended and restated in their entirety as follows:

          2.1. Revolving Credit Loans. (a) Subject to the terms and conditions hereof, a line of credit facility (the "Facility") is hereby established pursuant to which each Bank hereby severally agrees to make revolving loans (the "Loans") to Borrower at Borrower's request from time to time during the term of this Agreement in an aggregate amount not to exceed $45,000,000 minus the face amounts outstanding under any Letter(s) of Credit. Agent may create and maintain reserves from time to time based on such credit considerations as Agent may reasonably deem appropriate. Borrower may borrow, prepay and reborrow hereunder, provided that the principal amount of all Loans outstanding at any one time shall not exceed $45,000,000; if the amount of the Loans outstanding at any time exceeds $45,000,000, Borrower shall immediately pay the amount of such excess to Agent for the account of Banks in immediately available funds. Loans will be made ratably by the respective Banks in proportion to their respective Revolving Credit Commitment Percentages set forth in Section 2.1 (b), and repayments of Loans shall be for the account of the respective Banks in the same proportion (subject to the provisions of this Agreement relating to Defaulting Banks).

               (b) The Revolving Credit Commitment and Revolving Credit Commit-ment Percentage of each Bank and the Total Revolving Credit Commitment are as set forth below:

               The Fifth Third Bank                      $20,000,000   44.45%

               PNC Bank, Ohio, National Association      $15,000,000   33.33%

               Norwest Loan Partners                     $10,000,000   22.22%

               Total Revolving Credit Commitment         $45,000,000   100%.

               (e) On the execution date of the First Amendment to the Credit Agreement (the "Amendment"), Borrower will duly issue and deliver to each Bank an amended and restated Revolving Note in the form of Exhibits 2.1(e) (i), (ii) and (iii) respectively (collectively the "Revolving Notes" and each a "Revolving Note") in the principal amount of such Bank's Revolving Credit Commitment. Each Revolving Note shall bear interest as set forth in the respective Revolving Notes and each shall be dated the date of the Amendment.

     (b) Section 11, Subsection 11.6 of the Agreement is hereby amended and restated in its entirety as follows:

          11.6 Notices. Any notices under or pursuant to this Agreement will be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, addressed as follows:

                    THE FIFTH THIRD BANK
                    38 Fountain Square Plaza
                    Cincinnati, Ohio 45263
                    Attention: Asset Based Lending Department

                    PNC BANK, OHIO, NATIONAL ASSOCIATION
                    201 East Fifth Street
                    Cincinnati, Ohio 45202
                    Attention:  Middle Market Corporate Banking - Third floor

                    NORWEST LOAN PARTNERS
                    Norwest Center
                    Sixth and Marquette
                    Minneapolis, Minnesota 55479-0075
                    Attention:  Duncan Sinclair

                    GLOBE BUSINESS RESOURCES, INC.,
                    Spectrum Office Tower
                    11260 Chester Road, Suite 400
                    Cincinnati, Ohio 45246
                    Attention:  Sharon G. Kebe, Senior Vice President, Finance

    With a copy to: Keating, Muething & Klekamp, P.L.L.
                    1800 Provident Tower
                    Cincinnati, Ohio 45202
                    Attention:  Edward Steiner, Esq.

          Any party may change such address by sending written notice of the change to the other parties.

     2. Representations, Warranties and Covenants of Borrower. To induce Banks to enter into this Amendment, Borrower represents and warrants as follows:

     (a) Other than as set forth on Schedule 5.3 and Schedule 5.9 attached hereto, the representations and warranties of Borrower contained in
          Section 5 of the Agreement are deemed to have been made again on and as of the date of execution of this Amendment, and are true and correct as of the date of execution hereof.

     (b) No Event of Default (as such term is defined in Section 8 of the Agreement) or event or condition which, with the lapse of time or giving of notice or both, would constitute an Event of Default exists on the date hereof.

     (c) The person executing this Amendment and the Amended and Restated Revolving Notes, is a duly elected and acting officer of Borrower and is duly authorized by the Board of Directors of Borrower to execute and deliver this Amendment and such note on behalf of Borrower.

     3. Conditions. Banks' obligations under this Amendment are subject to the following conditions:

     (a) Borrower shall have executed and delivered to Banks the Amended and Restated Revolving Notes in the form attached hereto as Exhibits 2.1(e)(i), (ii) and (iii) respectively.

     (b) The Banks shall have been furnished copies, certified by the Secretary or assistant Secretary of Borrower, of resolutions of the Board of Directors of Borrower authorizing the execution of this Amendment, the Exhibits hereto and all other documents executed in connection herewith which resolutions will be in the form attached hereto as Exhibit A.

     (c) The representations and warranties of Borrower in Section 2 hereof shall be true and correct on the date of execution of this Amendment.

     (d) On the execution date of this First Amendment, Borrower will pay to Agent a fee in the amount of $10,000 (the "Agent Fee"), which is intended to reimburse Agent for its costs and expenses associated with the arrangement and facilitation of the transactions contemplated under this Amendment. Neither PNC nor Norwest shall participation in the Agent Fee.

     4. General.

     (a) Except as expressly modified hereby, the Agreement remains unaltered and in full force and effect. Borrower acknowledges that Banks have made no oral representations to Borrower with respect to the Agreement and this Amendment thereto and that all prior understandings between the parties are merged into the Agreement as amended by this writing. All Loans outstanding on the date of execution of this Amendment shall be considered for all purposes to be Loans outstanding under the Agreement as amended by this Amendment.

     (b) Capitalized terms used and not otherwise defined herein will have the meanings set forth in the Agreement.

     (c) Nothing contained herein will be construed as waiving any default or Event of Default under the Agreement or will affect or impair any right, power or remedy of the Banks under or with respect to the Loans, the Agreement, as amended, the Note, as amended and restated, or any agreement or instrument guaranteeing, securing or otherwise relating to the Loans.

     (d) This Amendment shall be considered an integral part of the Agreement, and all references to the Agreement in the Agreement itself or any document referring thereto shall, on and after the date of execution of this Amendment, be deemed to be references to the Agreement as amended by this Amendment.

     (e) This Amendment will be binding upon and inure to the benefit of Borrower and Banks and their respective successors and assigns.

     (f) All representations, warranties and covenants made by Borrower herein will survive the execution and delivery of this Amendment.

     (g) This Amendment will, in all respects, be governed and construed in accordance with the laws of the State of Ohio.

     (h) This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, Borrower and Banks have executed this Agreement by their duly authorized officers as of the date first above written.

                                    GLOBE BUSINESS RESOURCES, INC.

                                    By: /s/Sharon G. Kebe
                                       -----------------------------------------

                                    Its: Senior Vice President-Finance
                                         and Treasurer


                                    PNC BANK, OHIO, NATIONAL ASSOCIATION

                                    By:  /s/Christopher R. Ramos
                                       -----------------------------------------

                                    Its: Vice President



                                    NORWEST LOAN PARTNERS, a division of Norwest
                                    Bank Minnesota, N.A.

                                    By:  /s/R. Duncan Sinclair
                                       -----------------------------------------
                                            R. Duncan Sinclair

                                    Its:  Vice President



                                    THE FIFTH THIRD BANK,
                                    for itself and as Agent for the Banks


                                    By:  /s/David B. Haas
                                       -----------------------------------------

                                    Its:  Vice President

                                EXHIBIT 2.1(E)(I)

                              AMENDED AND RESTATED
                                 REVOLVING NOTE

$20,000,000                                                     Cincinnati, Ohio
                                                              September 29, 1997
                                    First Amendment and Restatement May 14, 1998
                                                                (Effective Date)

     For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals, ("Borrower"), hereby promises to pay to the order of THE FIFTH THIRD BANK, an Ohio banking corporation (the "Bank"), at its offices, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty Million Dollars ($20,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Credit Agreement, dated September 29, 1997, as amended by the First Amendment thereto, dated of even date herewith by and between Borrower, The Fifth Third Bank, Agent, The Fifth Third Bank, PNC Bank, Ohio, National Association and Norwest Loan Partners, as Banks, as the same may be further amended from time to time (the "Agreement").

     The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a floating rate of interest equal to the percent per annum set forth below, which rate of interest will fluctuate on a periodic basis as provided herein to the rate specified by the following table based upon the ratio of the amount of Borrower's Total Debt to EBITDA, on a consolidated basis:

 TOTAL DEBT TO EBITDA                       THEN INTEREST RATE EQUALS

 Greater than or equal to 1.86 : 1.00       Borrower's option of:
                                            (i)  Prime Rate minus. 25% or
                                            (ii) LIBOR Rate plus 1.50%

 Less than 1.86 : 1.00                      Borrower's option of:
                                            (i)  Prime Rate minus .50% or
                                            (ii) LIBOR Rate plus 1.25%

     In the event the Borrower meets the requirements set forth above, Borrower may elect to have all or any portion of the Note in minimum increments of $1,000,000 per election (provided such amounts are not then subject to another LIBOR Election) bear interest at the per annum rate equal to the percentage in excess of the LIBOR Rate as set forth above (a "LIBOR Election"). Such notice shall be delivered to Agent in writing at least 2 business days prior to the date of such advance and shall inform Agent of the amount of the Note to be subject to the LIBOR Election, the LIBOR Interest Period and the effective date for the LIBOR Interest Period. Borrower shall not be permitted to have more than six (6) separate LIBOR Elections outstanding at any one time during the term hereof.

     On the Effective Date, the initial interest rates for advances hereunder will be based upon a Total Debt to EBITDA ratio of greater than 1.86 : 1.00 for Borrower.

     Interest rate changes based upon changes in the foregoing chart will be made effective as of the date of the first advance hereunder and on the first day of the calendar month following the review by Agent of Borrower's quarterly financial statements. In addition to changes occurring pursuant to fluctuations in the foregoing chart, the interest rate charged hereunder shall change automatically upon each change in the Prime Rate. Interest will be calculated based on a 360-day year and charged for the actual number of days elapsed, and will be payable on the first day of each calendar month commencing June 1, 1998 and continuing on the first (1st) day of each calendar month thereafter during the term hereof unless an interest rate based upon the LIBOR Rate is in effect, in which case the accrued interest shall be due and payable at the end of the

LIBOR Interest Period and Agent will remit to Bank its pro-rata share within 1 business day after Agent's receipt thereof. If any amount as to which a LIBOR
Election is in effect is repaid on a day other than the last day of the applicable LIBOR Interest Period, or becomes payable on a day other than the last day of the applicable LIBOR Interest Period due to acceleration or otherwise, the Borrower shall pay, on demand by the Agent, such amount (as determined by the Agent) as is required to compensate the Banks for any losses, costs or expenses which the Banks may incur as a result of such payment or acceleration, including, without limitation, any loss, cost or expense (including loss of profit) incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Banks to fund or maintain such amount bearing interest at the LIBOR Rate plus the percentage as set forth in the chart above.

     After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrower (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

     The Prime Rate means the rate of interest per annum announced to be its Prime Rate from time to time by Agent at its principal office in Cincinnati, Ohio whether or not Agent will at times lend to borrowers at lower rates of interest, or, if there is no such Prime Rate, then its base rate or such other rate as may be substituted by Agent for the Prime Rate.

     LIBOR Interest Period means, with respect to which amounts outstanding hereunder will accrue interest at the LIBOR Rate for a period of 30, 60, 90, 120 or 180 days commencing on a business day selected by Borrower pursuant to this Note. Such LIBOR Interest Period shall end on the day in the succeeding calendar month which corresponds numerically to the beginning day of such LIBOR Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such LIBOR Interest Period shall end on the last business day of such succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a business day, such LIBOR Interest Period shall end on the next succeeding business day.

     LIBOR Rate means the rate (adjusted for reserves if Bank is required to maintain reserves with respect to relevant advances) being asked on an amount of Eurodollar deposits equal to the amount of the Note subject to a LIBOR Election on the first day of a LIBOR Interest Period and which has a maturity corresponding to the maturity of the LIBOR Interest Period, as reported by the TELERATE rate reporting system (or any successor) as determined by Bank by noon on the Effective Date of the LIBOR Interest Period. Each determination by Bank of the LIBOR Rate shall be conclusive in the absence of manifest error.

     Borrower's right to accrue interest at the LIBOR Rate shall be terminated automatically if Bank, by telephonic notice, shall notify Borrower that LIBOR deposits with a maturity equal to the LIBOR Interest Period and in an amount equal to the then current outstanding principal amount of the Note are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such Market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the LIBOR Interest Period.

     In addition, notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to which the LIBOR Rate is in effect, any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to find or maintain its funding in Eurodollars of any portion of the Note subject to the LIBOR Rate or otherwise to give effect to Bank's obligations as contemplated hereby, (i) Bank may, by written notice to Borrower, declare Bank's obligations in respect of the LIBOR Rate to be terminated forthwith, and (ii) the LIBOR Rate with respect to Bank shall forthwith cease to be in effect, and interest shall from and after such date be calculated based on the Prime Rate.

     On September 30, 2000, all outstanding principal and all accrued and unpaid interest will be due and payable.

     The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrower's obligations under this Note or the Agreement.

     All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrower or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrower pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal which will be repaid in the inverse order of maturity.

     This Note is one of the Revolving Notes referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

     After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

     In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrower under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrower such excess.

     Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

     This Note is being executed in substitution for the Note, originally dated September 29, 1997, in the principal amount of $20,000,000, and is not delivered in repayment thereof.

     This Note may not be changed orally, but only by an instrument in writing.

     This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to Borrower at its address described in the Notices section of the Agreement. BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                          GLOBE BUSINESS RESOURCES, INC.


                                           By:  /s/Sharon G. Kebe
                                              ---------------------------

                                            Its: Senior Vice President-Finance
                                                 and Treasurer

                               EXHIBIT 2.1(E)(II)

                              AMENDED AND RESTATED
                                 REVOLVING NOTE

$15,000,000                                                     Cincinnati, Ohio
                                                              September 29, 1997
                                    First Amendment and Restatement May 14, 1998
                                                                (Effective Date)

     For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals ("Borrower"), hereby promises to pay to the order of PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association (the "Bank"), at Agent's offices, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Credit Agreement, dated September 29, 1997, as amended by the First Amendment thereto, dated of even date herewith by and between Borrower, The Fifth Third Bank, Agent, The Fifth Third Bank, PNC Bank, Ohio, National Association and Norwest Loan Partners, as Banks, as the same may be further amended from time to time (the "Agreement").

     The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a floating rate of interest equal to the percent per annum set forth below, which rate of interest will fluctuate on a periodic basis as provided herein to the rate specified by the following table based upon the ratio of the amount of Borrower's Total Debt to EBITDA, on a consolidated basis:

        TOTAL DEBT TO EBITDA                  THEN INTEREST RATE EQUALS

 Greater than or equal to 1.86 : 1.00         Borrower's option of:
                                              (i)  Prime Rate minus. 25% or
                                              (ii) LIBOR Rate plus 1.50%

 Less than 1.86 : 1.00                        Borrower's option of:
                                              (i)  Prime Rate minus .50% or
                                              (ii) LIBOR Rate plus 1.25%

     In the event the Borrower meets the requirements set forth above, Borrower may elect to have all or any portion of the Note in minimum increments of $1,000,000 per election (provided such amounts are not then subject to another LIBOR Election) bear interest at the per annum rate equal to the percentage in excess of the LIBOR Rate as set forth above (a "LIBOR Election"). Such notice shall be delivered to Agent in writing at least 2 business days prior to the date of such advance and shall inform Agent of the amount of the Note to be subject to the LIBOR Election, the LIBOR Interest Period and the effective date for the LIBOR Interest Period. Borrower shall not be permitted to have more than six (6) separate LIBOR Elections outstanding at any one time during the term hereof.

     On the Effective Date, the initial interest rates for advances hereunder will be based upon a Total Debt to EBITDA ratio of greater than 1.86 : 1.00 for Borrower.

     Interest rate changes based upon changes in the foregoing chart will be made effective as of the date of the first advance hereunder and on the first day of the calendar month following the review by Agent of Borrower's quarterly financial statements. In addition to changes occurring pursuant to fluctuations in the foregoing chart, the interest rate charged hereunder shall change automatically upon each change in the Prime Rate. Interest will be calculated based on a 360-day year and charged for the actual number of days elapsed, and will be payable on the first day of each calendar month commencing June 1, 1998 and continuing on the first (1st) day of each calendar month thereafter during the term hereof unless an interest rate based upon the LIBOR Rate is in effect, in which case the accrued interest shall be due and payable at the end of the

LIBOR Interest Period and Agent will remit to Bank its pro-rata share within 1 business day after Agent's receipt thereof. If any amount as to which a LIBOR
Election is in effect is repaid on a day other than the last day of the applicable LIBOR Interest Period, or becomes payable on a day other than the last day of the applicable LIBOR Interest Period due to acceleration or otherwise, the Borrower shall pay, on demand by the Agent, such amount (as determined by the Agent) as is required to compensate the Banks for any losses, costs or expenses which the Banks may incur as a result of such payment or acceleration, including, without limitation, any loss, cost or expense (including loss of profit) incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Banks to fund or maintain such amount bearing interest at the LIBOR Rate plus the percentage as set forth in the chart above.

     After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrower (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

     The Prime Rate means the rate of interest per annum announced to be its Prime Rate from time to time by Agent at its principal office in Cincinnati, Ohio whether or not Agent will at times lend to borrowers at lower rates of interest, or, if there is no such Prime Rate, then its base rate or such other rate as may be substituted by Agent for the Prime Rate.

     LIBOR Interest Period means, with respect to which amounts outstanding hereunder will accrue interest at the LIBOR Rate for a period of 30, 60, 90, 120 or 180 days commencing on a business day selected by Borrower pursuant to this Note. Such LIBOR Interest Period shall end on the day in the succeeding calendar month which corresponds numerically to the beginning day of such LIBOR Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such LIBOR Interest Period shall end on the last business day of such succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a business day, such LIBOR Interest Period shall end on the next succeeding business day.

     LIBOR Rate means the rate (adjusted for reserves if Bank is required to maintain reserves with respect to relevant advances) being asked on an amount of Eurodollar deposits equal to the amount of the Note subject to a LIBOR Election on the first day of a LIBOR Interest Period and which has a maturity corresponding to the maturity of the LIBOR Interest Period, as reported by the TELERATE rate reporting system (or any successor) as determined by Bank by noon on the Effective Date of the LIBOR Interest Period. Each determination by Bank of the LIBOR Rate shall be conclusive in the absence of manifest error.

     Borrower's right to accrue interest at the LIBOR Rate shall be terminated automatically if Bank, by telephonic notice, shall notify Borrower that LIBOR deposits with a maturity equal to the LIBOR Interest Period and in an amount equal to the then current outstanding principal amount of the Note are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such Market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the LIBOR Interest Period.

     In addition, notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to which the LIBOR Rate is in effect, any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to find or maintain its funding in Eurodollars of any portion of the Note subject to the LIBOR Rate or otherwise to give effect to Bank's obligations as contemplated hereby, (i) Bank may, by written notice to Borrower, declare Bank's obligations in respect of the LIBOR Rate to be terminated forthwith, and (ii) the LIBOR Rate with respect to Bank shall forthwith cease to be in effect, and interest shall from and after such date be calculated based on the Prime Rate.

     On September 30, 2000, all outstanding principal and all accrued and unpaid interest will be due and payable.

     The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrower's obligations under this Note or the Agreement. All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrower or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrower pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal which will be repaid in the inverse order of maturity.

     This Note is one of the Revolving Notes referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

     After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

     In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrower under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrower such excess.

     Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

     This Note is being executed in substitution for the Note, originally dated September 29, 1997, in the principal amount of $10,000,000, and is not delivered in repayment thereof.

     This Note may not be changed orally, but only by an instrument in writing.

     This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to Borrower at its address described in the Notices section of the Agreement. BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                           GLOBE BUSINESS RESOURCES, INC.


                                           By:  /s/Sharon G. Kebe
                                              ----------------------------------

                                            Its: Senior Vice President-Finance
                                                 and Treasurer

                               EXHIBIT 2.1(E)(III)

                                 REVOLVING NOTE


$10,000,000                                                     Cincinnati, Ohio
                                                                    May 14, 1998
                                                                (Effective Date)

     For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals ("Borrower"), hereby promises to pay to the order of NORWEST LOAN PARTNERS, a division of Norwest Bank Minnesota, N.A. (the "Bank"), at Agent's offices, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Credit Agreement, dated September 29, 1997, as amended by the First Amendment thereto, dated of even date herewith by and between Borrower, The Fifth Third Bank, Agent, The Fifth Third Bank, PNC Bank, Ohio, National Association and Norwest Loan Partners, as Banks, as the same may be further amended from time to time (the "Agreement").

     The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a floating rate of interest equal to the percent per annum set forth below, which rate of interest will fluctuate on a periodic basis as provided herein to the rate specified by the following table based upon the ratio of the amount of Borrower's Total Debt to EBITDA, on a consolidated basis:

TOTAL DEBT TO EBITDA                       THEN INTEREST RATE EQUALS

Greater than or equal to 1.86 : 1.00       Borrower's option of:
                                                  (i)  Prime Rate minus. 25% or
                                                  (ii) LIBOR Rate plus 1.50%

Less than 1.86 : 1.00                      Borrower's option of:
                                                  (i)  Prime Rate minus .50% or
                                                  (ii) LIBOR Rate plus 1.25%

     In the event the Borrower meets the requirements set forth above, Borrower may elect to have all or any portion of the Note in minimum increments of $1,000,000 per election (provided such amounts are not then subject to another LIBOR Election) bear interest at the per annum rate equal to the percentage in excess of the LIBOR Rate as set forth above (a "LIBOR Election"). Such notice shall be delivered to Agent in writing at least 2 business days prior to the date of such advance and shall inform Agent of the amount of the Note to be subject to the LIBOR Election, the LIBOR Interest Period and the effective date for the LIBOR Interest Period. Borrower shall not be permitted to have more than six (6) separate LIBOR Elections outstanding at any one time during the term hereof.

     On the Effective Date, the initial interest rates for advances hereunder will be based upon a Total Debt to EBITDA ratio of greater than 1.86 : 1.00 for Borrower.

     Interest rate changes based upon changes in the foregoing chart will be made effective as of the date of the first advance hereunder and on the first day of the calendar month following the review by Agent of Borrower's quarterly financial statements. In addition to changes occurring pursuant to fluctuations in the foregoing chart, the interest rate charged hereunder shall change automatically upon each change in the Prime Rate. Interest will be calculated based on a 360-day year and charged for the actual number of days elapsed, and will be payable on the first day of each calendar month commencing June 1, 1998 and continuing on the first (1st) day of each calendar month thereafter during the term hereof unless an interest rate based upon the LIBOR Rate is in effect, in which case the accrued interest shall be due and payable at the end of the LIBOR Interest Period and Agent will remit to Bank its pro-rata share within 1 business day after Agent's receipt thereof. If any amount as to which a LIBOR

Election is in effect is repaid on a day other than the last day of the applicable LIBOR Interest Period, or becomes payable on a day other than the last day of the applicable LIBOR Interest Period due to acceleration or otherwise, the Borrower shall pay, on demand by the Agent, such amount (as determined by the Agent) as is required to compensate the Banks for any losses, costs or expenses which the Banks may incur as a result of such payment or acceleration, including, without limitation, any loss, cost or expense (including loss of profit) incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Banks to fund or maintain such amount bearing interest at the LIBOR Rate plus the percentage as set forth in the chart above.

     After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrower (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

     The Prime Rate means the rate of interest per annum announced to be its Prime Rate from time to time by Agent at its principal office in Cincinnati, Ohio whether or not Agent will at times lend to borrowers at lower rates of interest, or, if there is no such Prime Rate, then its base rate or such other rate as may be substituted by Agent for the Prime Rate.

     LIBOR Interest Period means, with respect to which amounts outstanding hereunder will accrue interest at the LIBOR Rate for a period of 30, 60, 90, 120 or 180 days commencing on a business day selected by Borrower pursuant to this Note. Such LIBOR Interest Period shall end on the day in the succeeding calendar month which corresponds numerically to the beginning day of such LIBOR Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such LIBOR Interest Period shall end on the last business day of such succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a business day, such LIBOR Interest Period shall end on the next succeeding business day.

     LIBOR Rate means the rate (adjusted for reserves if Bank is required to maintain reserves with respect to relevant advances) being asked on an amount of Eurodollar deposits equal to the amount of the Note subject to a LIBOR Election on the first day of a LIBOR Interest Period and which has a maturity corresponding to the maturity of the LIBOR Interest Period, as reported by the TELERATE rate reporting system (or any successor) as determined by Bank by noon on the Effective Date of the LIBOR Interest Period. Each determination by Bank of the LIBOR Rate shall be conclusive in the absence of manifest error.

     Borrower's right to accrue interest at the LIBOR Rate shall be terminated automatically if Bank, by telephonic notice, shall notify Borrower that LIBOR deposits with a maturity equal to the LIBOR Interest Period and in an amount equal to the then current outstanding principal amount of the Note are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such Market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the LIBOR Interest Period.

     In addition, notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to which the LIBOR Rate is in effect, any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to find or maintain its funding in Eurodollars of any portion of the Note subject to the LIBOR Rate or otherwise to give effect to Bank's obligations as contemplated hereby, (i) Bank may, by written notice to Borrower, declare Bank's obligations in respect of the LIBOR Rate to be terminated forthwith, and (ii) the LIBOR Rate with respect to Bank shall forthwith cease to be in effect, and interest shall from and after such date be calculated based on the Prime Rate.

     On September 30, 2000, all outstanding principal and all accrued and unpaid interest will be due and payable.

     The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrower's obligations under this Note or the Agreement.

     All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrower or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrower pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal.

     This Note is one of the Revolving Notes referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

     After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

     In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrower under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrower such excess.

     Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

     This Note may not be changed orally, but only by an instrument in writing.

     This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to Borrower at its address described in the Notices section of the Agreement. BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:  /s/Sharon G. Kebe
                                               -------------------------------

                                            Its:  Senior Vice President-Finance
                                                  and Treasurer

                                  SCHEDULE 5.3

                                   LITIGATION

                                  SCHEDULE 5.9

                                      TITLE

                                    EXHIBIT A

                         GLOBE BUSINESS RESOURCES, INC.

                             CERTIFICATE OF BORROWER

                            RE: $45,000,000 FINANCING